Exhibit 10.2
FOURTH AMENDMENT TO
LOAN AND SECURITY AGREEMENT
THIS FOURTH AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into as of July 31, 2018, by and between OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) or otherwise party thereto from time to time (each a “Lender” and collectively, the “Lenders”) including Oxford in its capacity as a Lender and CONFORMIS, INC., a Delaware corporation (“Conformis”) and IMATX, INC., a California corporation (“ImaTx” and individually, collectively, jointly and severally with Conformis, “Existing Borrower”) and CONFORMIS CARES LLC, a Delaware limited liability company (“New Borrower” and together with Existing Borrower, individually, collectively, jointly and severally, “Borrower”), each with offices located at 600 Technology Park Drive, Billerica, Massachusetts 01821.
RECITALS
A.Collateral Agent, Lenders and Borrower have entered into that certain Loan and Security Agreement dated as of January 6, 2017 (as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of March 9, 2017, that certain Second Amendment to Loan and Security Agreement dated as of June 30, 2017 and that certain Third Amendment to Loan and Security Agreement dated as of December 18, 2017, the “Loan Agreement”).
B.    Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.
C.    Borrower has requested that Collateral Agent and Lenders (i) add New Borrower as a “Borrower” under the Loan Agreement; (ii) modify the Collateral; (iii) modify the Financial Covenants; and (iv) make certain other revisions to the Loan Agreement as more fully set forth herein.
D.    Collateral Agent and Lenders have agreed to make such modifications, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.    Joinder.
2.1    New Borrower. New Borrower hereby is added as a “Borrower” under the Loan Agreement. All references in the Agreement to “Borrower” shall hereafter mean and include the Existing Borrower and New Borrower individually and collectively, jointly and severally; and New Borrower shall hereafter have all rights, duties and obligations of “Borrower” thereunder.
2.2    Joinder to Loan Agreement. New Borrower hereby joins the Loan Agreement and each of the Loan Documents, and agrees to comply with and be bound by all of the terms, conditions and covenants of the Loan Agreement and Loan Documents, as if it were originally named a “Borrower” therein. Without limiting the generality of the preceding sentence, New Borrower agrees that it will be jointly and severally liable, together with

WEST\282289932.8

Existing Borrower, for the payment and performance of all obligations and liabilities of Borrower under the Loan Agreement, including, without limitation, the Obligations. Each Borrower may, acting singly, request Credit Extensions pursuant to the Loan Agreement. Each Borrower hereby appoints the other as agent for the other for all purposes hereunder, including with respect to requesting Credit Extensions pursuant to the Loan Agreement. Each Borrower hereunder shall be obligated to repay all Credit Extensions made pursuant to the Loan Agreement, regardless of which Borrower actually receives said Credit Extension, as if each Borrower hereunder directly received all Credit Extensions.
2.3    Subrogation and Similar Rights. Each Borrower waives (a) any suretyship defenses available to it under the Code or any other applicable law, and (b) any right to require Collateral Agent or any Lender to: (i) proceed against any Borrower or any other person; (ii) proceed against or exhaust any security; or (iii) pursue any other remedy. Collateral Agent and or any Lender may exercise or not exercise any right or remedy it has against any Borrower or any security it holds (including the right to foreclose by judicial or non-judicial sale) without affecting any Borrower’s liability. Notwithstanding any other provision of this Amendment, the Loan Agreement, the Loan Documents or any other related documents, each Borrower irrevocably waives, until the payment in full of all Obligations, all rights that it may have at law or in equity (including, without limitation, any law subrogating Borrower to the rights of Collateral Agent and the Lenders under this Amendment and the Loan Agreement) to seek contribution, indemnification or any other form of reimbursement from any other Borrower, or any other Person now or hereafter primarily or secondarily liable for any of the Obligations, for any payment made by Borrower with respect to the Obligations in connection with this Amendment, the Loan Agreement or otherwise and all rights that it might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by Borrower with respect to the Obligations in connection with this Amendment, the Loan Agreement or otherwise. Any agreement providing for indemnification, reimbursement or any other arrangement prohibited under this Section shall be null and void. If any payment is made to a Borrower in contravention of this Section, such Borrower shall hold such payment in trust for Collateral Agent and the Lenders and such payment shall be promptly delivered to Collateral Agent for application to the Obligations, whether matured or unmatured.
2.4    Grant of Security Interest. New Borrower hereby grants Collateral Agent, for the ratable benefit of the Lenders, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to Collateral Agent, for the ratable benefit of the Lenders, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof. New Borrower represents, warrants, and covenants that the security interest granted herein is and shall at all times continue to be a first priority perfected security interest in the Collateral, subject only to Permitted Liens that are permitted by the terms of the Loan Agreement to have priority to Collateral Agent’s Lien. New Borrower hereby authorizes Collateral Agent to file financing statements or take any other action required to perfect Collateral Agent’s security interests in the Collateral, without notice to New Borrower, with all appropriate jurisdictions to perfect or protect Collateral Agent’s interest or rights under the Loan Documents, including a notice that any disposition of the Collateral, except to the extent permitted by the terms of the Loan Agreement, by New Borrower, or any other Person, shall be deemed to violate the rights of Collateral Agent under the Code.
2.5    Representations and Warranties. New Borrower hereby represents and warrants to Collateral Agent and each Lender that all representations and warranties in the Loan Documents made on the part of Existing Borrower are true and correct on the date hereof with respect to New Borrower (except to the extent such representations and warranties relate to a specific prior date), with the same force and effect as if New Borrower were named as “Borrower” in the Loan Documents in addition to Existing Borrower.
3.    Amendments to Loan Agreement.
3.1    Section 13.1 (Definitions). The following terms and their respective definitions hereby are added or amended and restated in their entirety, as applicable, to Section 13.1 of the Loan Agreement as follows:
“Fourth Amendment Effective Date” means July 31, 2018.

WEST\282289932.8

“IP Agreements” means those certain Intellectual Property Security Agreements entered into by and between each Borrower and Collateral Agent dated as of the Fourth Amendment Effective Date, as such agreements may be amended from time to time.
“Lawsuit” is defined in Section 5.2(d).
“Loan Documents” are, collectively, this Agreement, the Perfection Certificates, each Compliance Certificate, the IP Agreements, the UK Share Charge Documents, German Share Pledge Documents, each Disbursement Letter, the Post Closing Letter, the Success Fee Agreement, any subordination agreements, any note, or notes or guaranties executed by Borrower or any other Person, and any other present or future agreement entered into by Borrower, any Guarantor or any other Person for the benefit of the Lenders and Collateral Agent in connection with this Agreement; all as amended, restated, or otherwise modified.
“Success Fee Agreement” means that certain Success Fee Agreement, dated as of the Effective Date, by and among Borrower, the Collateral Agent and Lenders.
3.2    Section 13.1 (Definitions). Clause (f) of the definition of “Permitted Investments” is hereby amended by deleting “and” before “(iv)” and adding the following before “;” at the end thereof: “, and (v) by a Borrower in any other Borrower;”.
3.3    Section 13.1 (Definitions). Clause (i) of the definition of “Permitted Investments” is hereby amended by replacing the reference to “this paragraph (h)” with “this paragraph (i)”.
3.4    Section 5.2 (Collateral). Section 5.2(d) of the Loan Agreement hereby is amended and restated in its entirety as follows:
“(d)     Borrower and each of its Subsidiaries is the sole owner of the Intellectual Property each respectively purports to own, free and clear of all Liens other than Permitted Liens. (i) Except with respect to certain patents as set forth on Annex I being challenged by Smith & Nephew, Inc. in Conformis, Inc. v. Smith & Nephew, Inc. in the United States District Court for the District of Massachusetts Eastern Division (Civil Action No. 1:16-cv-10420-IT) and in proceedings initiated by Smith & Nephew at the US Patent and Trademark Office (the “Lawsuit”), each of Borrower’s and its Subsidiaries’ Patents is valid and enforceable and no part of Borrower’s or its Subsidiaries’ Intellectual Property has been judged invalid or unenforceable, in whole or in part, and (ii) to the best of Borrower’s knowledge, except with respect to claims asserted against Borrower by Smith & Nephew, Inc. as counter-plaintiff in the Lawsuit with respect to Intellectual Property owned by Smith & Nephew, Inc., no claim has been made that any part of the Intellectual Property or any practice by Borrower or its Subsidiaries violates the rights of any third party except to the extent such claim could not reasonably be expected to have a Material Adverse Change. Except as noted on the Perfection Certificates, as of the Effective Date, neither Borrower nor any of its Subsidiaries is a party to, nor is bound by, any material license or other material agreement with respect to which Borrower or such Subsidiary is the licensee that (i) prohibits or otherwise restricts Borrower or its Subsidiaries from granting a security interest in Borrower’s or such Subsidiaries’ interest in such material license or material agreement or any other property, or (ii) for which a default under or termination of could reasonably be expected to interfere with Collateral Agent’s or any Lender’s right to sell any Collateral. Borrower shall provide written notice to Collateral Agent and each Lender within ten (10) Business Days of Borrower or any of its Subsidiaries entering into or becoming bound by any material license or agreement with respect to which Borrower or any Subsidiary is the licensee of Intellectual Property (other than over‑the‑counter software that is commercially available to the public).”
3.5    Section 6.2 (Financial Statements, Reports, Certificates). Section 6.2(a)(viii) of the Loan Agreement hereby is amended and restated in its entirety as follows:

WEST\282289932.8

“(viii)    (A) prompt notice of the registration with the United States Copyright Office of any copyright, including any subsequent ownership right of Borrower or any of its Subsidiaries in or to any such registered copyright, (B) together with each Compliance Certificate for each fiscal quarter, notice of any new copyright, patent, trademark, and (C) prompt notice of any event that could reasonably be expected to materially and adversely affect the value of the Intellectual Property;”
3.6    Section 6.8 (Financial Covenant). Section 6.8 of the Loan Agreement hereby is amended and restated in its entirety as follows:
“6.8    Financial Covenants.
(a)    Minimum Product Revenue. Borrower shall achieve trailing six (6) month Product Revenue, to be tested as of the last day of the applicable month, on a consolidated basis with respect to Borrower and its Subsidiaries, of not less than the amounts set forth below for each respective testing date:

Testing Date	Minimum Product Revenue
June 30, 2018	$35,000,000.00
July 31, 2018	$35,000,000.00
August 31, 2018	$35,000,000.00
September 30, 2018	$35,000,000.00
October 31, 2018	$35,000,000.00
November 30, 2018	$35,000,000.00
December 31, 2018	$35,000,000.00
January 31, 2019	$43,043,093.00
February 28, 2019	$42,115,776.00
March 31, 2019	$42,402,051.00
April 30, 2019	$41,308,131.00
May 31, 2019	$39,468,262.00
June 30, 2019	$38,960,063.00
July 31, 2019	$37,385,167.00
August 31, 2019	$38,659,698.00
September 30, 2019	$38,684,227.00
October 31, 2019	$40,168,982.00
November 30, 2019	$42,398,444.00
December 31, 2019	$43,234,496.00

New minimum Product Revenue levels with respect to the fiscal year commencing January 1, 2020 and each fiscal year thereafter shall be established by the mutual agreement of Borrower, Collateral Agent and Lenders based on Product Revenue projections delivered by Borrower to Collateral Agent and the Lenders no later than November 30, 2019 with respect to the fiscal year commencing January 1, 2020 and November 30 for each subsequent fiscal year and pursuant to an

WEST\282289932.8

amendment to this Agreement which Borrower hereby agrees to execute no later than December 31, 2019 with respect to the fiscal year commencing January 1, 2020 and December 31 for each subsequent fiscal year; provided that (a) any agreement by the Collateral Agent and the Lenders to establish new minimum Product Revenue levels shall be conditioned on receipt of revenue projections that are acceptable to Collateral Agent and Lenders in their sole discretion; and (b) if Borrower, Collateral Agent and Lenders do not execute an amendment to establish new minimum Product Revenue levels by December 31 of the applicable fiscal year, then (i) on or before February 28 of the following fiscal year, Borrower shall deliver to Collateral Agent and Lenders an executed term sheet, satisfactory to Collateral Agent and Lenders in their sole discretion, for a new credit facility for Borrower, the proceeds of which will be used to repay the Obligations (other than inchoate indemnity obligations and other obligations that are stated to survive the termination of the Agreement) in full in cash (the “Refinancing Term Sheet Requirement”), and (ii) on or before March 31 of the following fiscal year, Borrower shall repay the Obligations (other than inchoate indemnity obligations and other obligations that are stated to survive the termination of the Agreement) in full in cash with the proceeds from such new credit facility (the “Payoff Requirement”) and it shall be an immediate Event of Default if Borrower does not satisfy either the Refinancing Term Sheet Requirement or the Payoff Requirement by such dates. For illustration purposes only, if Borrower, Collateral Agent and Lenders do not execute an amendment to establish new minimum Product Revenue levels by December 31, 2019 for the fiscal year commencing January 1, 2020, Borrower shall satisfy (i) the Refinancing Term Sheet Requirement on or before February 28, 2020, and (ii) the Payoff Requirement on or before March 31, 2020.
(b)    Minimum Cash.    Borrower shall at all times maintain not less than Ten Million Dollars ($10,000,000.00) in cash in Deposit Accounts subject to Control Agreements in favor of Collateral Agent.”
3.7    Section 6.9 (Protection of Intellectual Property Rights). Section 6.9 of the Loan Agreement hereby is amended and restated in its entirety as follows:
“6.9    Protection of Intellectual Property Rights. Borrower and each of its Subsidiaries shall: (a) use commercially reasonable efforts to protect, defend and maintain the validity and enforceability of its Intellectual Property that is material to Borrower’s business; (b) promptly advise Collateral Agent in writing of material infringement by a third party of its Intellectual Property; and (c) not allow any Intellectual Property material to Borrower’s business to be abandoned, forfeited or dedicated to the public without Collateral Agent’s prior written consent. If Borrower or any of its Subsidiaries that is a co-Borrower or Guarantor under this Agreement (i) obtains any patent, registered trademark or servicemark, registered copyright, registered mask work, or any pending application for any of the foregoing, whether as owner, licensee or otherwise, or (ii) applies for any patent or the registration of any trademark or servicemark, then together with each Compliance Certificate for each quarter of Borrower, Borrower or such Subsidiary shall provide written notice thereof to Collateral Agent and shall execute such intellectual property security agreements and other documents and take such other actions as Collateral Agent shall reasonably request in its good faith business judgment to perfect and maintain a first priority perfected security interest in favor of Collateral Agent, for the ratable benefit of the Lenders, in such property. If Borrower or any of its Subsidiaries that is a co-Borrower or a Guarantor under this Agreement decides to register any copyrights or mask works in the United States Copyright Office, Borrower or such Subsidiary shall: (x) provide Collateral Agent with at least fifteen (15) days prior written notice of Borrower’s or such Subsidiary’s intent to register such copyrights or mask works together with a copy of the application it intends to file with the United States Copyright Office (excluding exhibits thereto); (y) execute an intellectual property security agreement and such other documents and take such other actions as Collateral Agent may reasonably request in its good faith business judgment to perfect and maintain a first priority perfected security interest in favor of Collateral Agent, for the ratable benefit of the Lenders, in the copyrights or mask works intended to be registered with the United States Copyright Office; and (z) and hereby does authorize the Collateral Agent to record such intellectual property security agreement

WEST\282289932.8

with the United States Copyright Office contemporaneously with filing the copyright or mask work application(s) with the United States Copyright Office. For the sake of clarity, Collateral Agent’s rights to take actions to perfect and maintain a perfected security interest in favor of Collateral Agent, shall include any actions Collateral Agent deems necessary in its sole discretion to take, at Borrower’s expense, as the result of any discrepancies between the catalogue of patents, registered trademarks or servicemarks, registered copyrights, registered mask works, or any pending applications for any of the foregoing, whether maintained by Borrower as owner, licensee or otherwise, (i) as provided by Borrower and (ii) as discovered through independent searches by Collateral Agent.”
3.8    Section 7.7 (Distributions; Investments). The second parenthetical in Section 7.7 of the Loan Agreement hereby is amended by deleting the “and” appearing immediately prior to clause (ii) and replacing it with “,” and adding the following text immediately before the words “or (b)”: “and, (iii) dividends, distributions or payments to a Borrower”.
3.9    Section 8.2(a) (Covenant Defaults). Section 8.2(a) of the Loan Agreement hereby is amended by changing the title of Section 6.8 referenced therein to “(Financial Covenants)”.
3.10    Section 10 (Notices). (a) Section 10 of the Loan Agreement hereby is amended by replacing the notice address for Borrower (but not counsel to Borrower) with the following:
“CONFORMIS, INC.
600 Technology Park Drive
Billerica, MA 01821
Attn: Chief Financial Officer
Fax: (781) 345-0147
Email: paul.weiner@conformis.com”
(b)    Section 10 of the Loan Agreement hereby is amended by replacing the notice address for DLA Piper LLP (US) with the following:
“DLA Piper LLP (US)
500 8th Street, NW
Washington, DC 20004
Attn: Eric Eisenberg
Fax: (202) 799-5211
Email: eric.eisenberg@dlapiper.com”

3.11    Section 12.15 (Borrower Liability). The first sentence of Section 12.15 of the Loan Agreement hereby is amended and restated as follows: “Each Borrower may, acting singly, request Credit Extensions hereunder.”
3.12    General. Each reference to the phrase “[n]either Borrower” in the Loan Agreement hereby is replaced with “[n]o Borrower.”
3.13    Exhibit A (Description of Collateral) to the Loan Agreement is hereby replaced with Exhibit A attached hereto.
3.14    Exhibit C (Compliance Certificate) to the Loan Agreement is hereby replaced with Exhibit C attached hereto.
4.    Limitation of Amendment.
4.1    The amendments set forth in Section 3 above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy

WEST\282289932.8

which Collateral Agent or any Lender may now have or may have in the future under or in connection with any Loan Document.
4.2    This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
5.    Representations and Warranties. To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:
5.1    Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects as of such date), and (b) no Event of Default has occurred and is continuing;
5.2    Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
5.3    The organizational documents of Borrower delivered to Collateral Agent and Lenders on the date hereof remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
5.4    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
5.5    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any material Requirement of Law or regulation binding on or affecting Borrower, (b) any material contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;
5.6    The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower; and
5.7    This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
6.    Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
7.    Effectiveness. This Amendment shall be deemed effective upon (i) the due execution and delivery to Collateral Agent and Lender of (a) this Amendment by each party hereto, (b) the IP Agreements by each party hereto, (c) the Success Fee Agreement by each party hereto, (d) the Corporate Borrowing Certificates attached hereto, (e) a Perfection Certificate for New Borrower, (f) Amended and Restated Secured Promissory Notes (Term A Loan) by each Borrower, substantially in the form of Annex II attached hereto, and (g) Amended and Restated Secured Promissory Notes (Term B Loan) by each Borrower, substantially in the form of Annex III attached hereto, (ii) the filing of a UCC-3 Financing Statement Amendment for each Existing Borrower to amend the description of the Collateral and the address for such Borrower, (iii) the filing of a UCC-1 Financing Statement with the Secretary of State of the State of Delaware that identifies New Borrower as a Debtor, (iv) the good standing certificate for New Borrower certified by the Secretary

WEST\282289932.8

of State of the State of Delaware, and (v) Borrower’s payment of all Lenders’ Expenses incurred through the date of this Amendment.
[Balance of Page Intentionally Left Blank]
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

CONFORMIS, INC.

By	/s/Mark Augusti
Name:	Mark Augusti
Title:	CEO

IMATX, INC.

By	/s/Mark Augusti
Name:	Mark Augusti
Title:	CEO

CONFORMIS CARES LLC

By	/s/Mark Augusti
Name:	Mark Augusti
Title:	CEO

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

COLLATERAL AGENT AND LENDER:

By	/s/Colette H. Featherly
Name:	Colette H. Featherly
Title:	Senior Vice President

EXHIBIT A

Description of Collateral
The Collateral consists of all of Borrower’s right, title and interest in and to the following personal property:
All goods, Accounts (including health‑care receivables), Equipment, Inventory, contract rights or rights to payment of money, leases, license agreements, franchise agreements, General Intangibles (including all Intellectual Property), commercial tort claims, documents, instruments (including any promissory notes), chattel paper (whether tangible or electronic), cash, deposit accounts and other Collateral Accounts, all certificates of deposit, fixtures, letters of credit rights (whether or not the letter of credit is evidenced by a writing), securities, and all other investment property, supporting obligations, and financial assets, whether now owned or hereafter acquired, wherever located; and
All Borrower’s Books relating to the foregoing, and any and all claims, rights and interests in any of the above and all substitutions for, additions, attachments, accessories, accessions and improvements to and replacements, products, proceeds and insurance proceeds of any or all of the foregoing.
Notwithstanding the foregoing, the Collateral does not include (i) equipment subject to a Lien described in clause (c) of the definition of Permitted Liens if the granting of a Lien in such equipment is prohibited by or would constitute a default under the agreement governing such equipment (but (A) only to the extent such prohibition is enforceable under applicable law and (B) other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 (or any other Section) of Division 9 of the Code); provided that upon the termination, lapsing or expiration of any such prohibition, such equipment or other property shall automatically be subject to the security interest granted in favor of Collateral Agent and each Lender hereunder and become part of the Collateral without any action by Borrower, Collateral Agent or any Lender, (ii) more than sixty five percent (65%) of the issued and outstanding capital stock, membership units or other securities owned or held of record by the Borrower (the “Shares”) in each of ConforMIS Europe and ConforMIS UK, and, in the event Borrower demonstrates to Collateral Agent’s reasonable satisfaction, that a pledge of more than sixty five percent (65%) of the Shares of any other Subsidiary which is a Foreign Subsidiary could reasonably be expected to create a present and existing adverse tax consequence to Borrower under the U.S. Internal Revenue Code, more than sixty five percent (65%) of the issued and outstanding capital stock, membership units or other securities owned or held of record by Borrower or its Subsidiary in such Foreign Subsidiary, (iii) any license or contract, in each case if the granting of a Lien in such license or contract is prohibited by or would constitute a default under the agreement governing such license or contract (but (A) only to the extent such prohibition is enforceable under applicable law and (B) other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-408 or 9-409 (or any other Section) of Division 9 of the Code); provided that upon the termination, lapsing or expiration of any such prohibition, such license or contract, as applicable, shall automatically be subject to the security interest granted in favor of Collateral Agent hereunder and become part of the “Collateral”, (iv) the Lease Deposit Cash Collateral Accounts, and (v) any intent-to-use trademark at all times prior to the filing with the United States Patent and Trademark Office of an amendment to the allege use of such trademark under 15 U.S.C. 1051(c) or the filing of a verified statement of use of such trademark under 15 U.S.C. 1051(d).

ANNEX I
Patents
7,534,263
7,981,158
8,062,302
8,377,129
9,055,953
9,295,482
8,657,827
9,216,025
8,551,169

ANNEX II
Amended and Restated Secured Promissory Notes (Term A Loan)
(see attached)
AMENDED AND RESTATED SECURED PROMISSORY NOTE
(Term A Loan)
$5,000,000.00    Dated: July 31, 2018
FOR VALUE RECEIVED, the undersigned, CONFORMIS, INC., a Delaware corporation (“Conformis”) and IMATX, INC., a California corporation (“ImaTx” and individually, collectively, jointly and severally with Conformis, “Existing Borrower”) and CONFORMIS CARES LLC, a Delaware limited liability company (“New Borrower”, and together with Existing Borrower, individually, collectively, jointly and severally, “Borrower”), each with offices located at 600 Technology Park Drive, Billerica, Massachusetts 01821, HEREBY PROMISE TO PAY to the order of OXFORD FINANCE LLC (“Lender”) the principal amount of FIVE MILLION DOLLARS ($5,000,000.00) or such lesser amount as shall equal the outstanding principal balance of the Term A Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Term A Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated January 6, 2017 by and among Borrower, Lender, Oxford Finance LLC, as Collateral Agent, and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Term Loan Maturity Date as set forth in the Loan Agreement. Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.
Principal, interest and all other amounts due with respect to the Term A Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Amended and Restated Secured Promissory Note (this “Note”). The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.
The Loan Agreement, among other things, (a) provides for the making of a secured Term A Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.
This Note may not be prepaid except as set forth in Section 2.1.2(c) and Section 2.1.2(d) of the Loan Agreement.
This Note and the obligation of Borrower to repay the unpaid principal amount of the Term A Loan, interest on the Term A Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.
Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.
Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.
This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York.
The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent. Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.
This Note is intended to and does completely amend and restate, without novation, that certain Secured Promissory Note in the original principal amount of FIVE MILLION DOLLARS ($5,000,000.00) issued on January 6, 2017 by Existing Borrower in favor of Lender.
[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

CONFORMIS, INC.

By
Name:
Title:

IMATX, INC.

By
Name:
Title:

CONFORMIS CARES LLC

By
Name:
Title:

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

AMENDED AND RESTATED SECURED PROMISSORY NOTE
(Term A Loan)
$5,000,000.00    Dated: July 31, 2018
FOR VALUE RECEIVED, the undersigned, CONFORMIS, INC., a Delaware corporation (“Conformis”) and IMATX, INC., a California corporation (“ImaTx” and individually, collectively, jointly and severally with Conformis, “Existing Borrower”) and CONFORMIS CARES LLC, a Delaware limited liability company (“New Borrower”, and together with Existing Borrower, individually, collectively, jointly and severally, “Borrower”), each with offices located at 600 Technology Park Drive, Billerica, Massachusetts 01821, HEREBY PROMISE TO PAY to the order of OXFORD FINANCE LLC (“Lender”) the principal amount of FIVE MILLION DOLLARS ($5,000,000.00) or such lesser amount as shall equal the outstanding principal balance of the Term A Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Term A Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated January 6, 2017 by and among Borrower, Lender, Oxford Finance LLC, as Collateral Agent, and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Term Loan Maturity Date as set forth in the Loan Agreement. Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.
Principal, interest and all other amounts due with respect to the Term A Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Amended and Restated Secured Promissory Note (this “Note”). The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.
The Loan Agreement, among other things, (a) provides for the making of a secured Term A Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.
This Note may not be prepaid except as set forth in Section 2.1.2(c) and Section 2.1.2(d) of the Loan Agreement.
This Note and the obligation of Borrower to repay the unpaid principal amount of the Term A Loan, interest on the Term A Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.
Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.
Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.
This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York.
The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent. Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.
This Note is intended to and does completely amend and restate, without novation, that certain Secured Promissory Note in the original principal amount of FIVE MILLION DOLLARS ($5,000,000.00) issued on January 6, 2017 by Existing Borrower in favor of Lender.
[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

CONFORMIS, INC.

By
Name:
Title:

IMATX, INC.

By
Name:
Title:

CONFORMIS CARES LLC

By
Name:
Title:

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

AMENDED AND RESTATED SECURED PROMISSORY NOTE
(Term A Loan)
$5,000,000.00    Dated: July 31, 2018
FOR VALUE RECEIVED, the undersigned, CONFORMIS, INC., a Delaware corporation (“Conformis”) and IMATX, INC., a California corporation (“ImaTx” and individually, collectively, jointly and severally with Conformis, “Existing Borrower”) and CONFORMIS CARES LLC, a Delaware limited liability company (“New Borrower”, and together with Existing Borrower, individually, collectively, jointly and severally, “Borrower”), each with offices located at 600 Technology Park Drive, Billerica, Massachusetts 01821, HEREBY PROMISE TO PAY to the order of OXFORD FINANCE LLC (“Lender”) the principal amount of FIVE MILLION DOLLARS ($5,000,000.00) or such lesser amount as shall equal the outstanding principal balance of the Term A Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Term A Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated January 6, 2017 by and among Borrower, Lender, Oxford Finance LLC, as Collateral Agent, and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Term Loan Maturity Date as set forth in the Loan Agreement. Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.
Principal, interest and all other amounts due with respect to the Term A Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Amended and Restated Secured Promissory Note (this “Note”). The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.
The Loan Agreement, among other things, (a) provides for the making of a secured Term A Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.
This Note may not be prepaid except as set forth in Section 2.1.2(c) and Section 2.1.2(d) of the Loan Agreement.
This Note and the obligation of Borrower to repay the unpaid principal amount of the Term A Loan, interest on the Term A Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.
Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.
Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.
This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York.
The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent. Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.
This Note is intended to and does completely amend and restate, without novation, that certain Secured Promissory Note in the original principal amount of FIVE MILLION DOLLARS ($5,000,000.00) issued on January 6, 2017 by Existing Borrower in favor of Lender.
[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

CONFORMIS, INC.

By
Name:
Title:

IMATX, INC.

By
Name:
Title:

CONFORMIS CARES LLC

By
Name:
Title:

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

ANNEX III
Amended and Restated Secured Promissory Notes (Term B Loan)
(see attached)
AMENDED AND RESTATED SECURED PROMISSORY NOTE
(Term B Loan)
$11,500,000.00    Dated: July 31, 2018
FOR VALUE RECEIVED, the undersigned, CONFORMIS, INC., a Delaware corporation (“Conformis”) and IMATX, INC., a California corporation (“ImaTx” and individually, collectively, jointly and severally with Conformis, “Existing Borrower”) and CONFORMIS CARES LLC, a Delaware limited liability company (“New Borrower”, and together with Existing Borrower, individually, collectively, jointly and severally, “Borrower”), each with offices located at 600 Technology Park Drive, Billerica, Massachusetts 01821, HEREBY PROMISE TO PAY to the order of OXFORD FINANCE LLC (“Lender”) the principal amount of ELEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($11,500,000.00) or such lesser amount as shall equal the outstanding principal balance of the Term B Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Term B Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated January 6, 2017 by and among Borrower, Lender, Oxford Finance LLC, as Collateral Agent, and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Term Loan Maturity Date as set forth in the Loan Agreement. Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.
Principal, interest and all other amounts due with respect to the Term B Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Amended and Restated Secured Promissory Note (this “Note”). The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.
The Loan Agreement, among other things, (a) provides for the making of a secured Term B Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.
This Note may not be prepaid except as set forth in Section 2.1.2(c) and Section 2.1.2(d) of the Loan Agreement.
This Note and the obligation of Borrower to repay the unpaid principal amount of the Term B Loan, interest on the Term B Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.
Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.
Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.
This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York.
The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent. Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.
This Note is intended to and does completely amend and restate, without novation, that certain Secured Promissory Note in the original principal amount of ELEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($11,500,000.00) issued on June 30, 2017 by Existing Borrower in favor of Lender.
[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

CONFORMIS, INC.

By
Name:
Title:

IMATX, INC.

By
Name:
Title:

CONFORMIS CARES LLC

By
Name:
Title:

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

AMENDED AND RESTATED SECURED PROMISSORY NOTE
(Term B Loan)
$3,500,000.00    Dated: July 31, 2018
FOR VALUE RECEIVED, the undersigned, CONFORMIS, INC., a Delaware corporation (“Conformis”) and IMATX, INC., a California corporation (“ImaTx” and individually, collectively, jointly and severally with Conformis, “Existing Borrower”) and CONFORMIS CARES LLC, a Delaware limited liability company (“New Borrower”, and together with Existing Borrower, individually, collectively, jointly and severally, “Borrower”), each with offices located at 600 Technology Park Drive, Billerica, Massachusetts 01821, HEREBY PROMISE TO PAY to the order of OXFORD FINANCE LLC (“Lender”) the principal amount of THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000.00) or such lesser amount as shall equal the outstanding principal balance of the Term B Loan made to Borrower by Lender, plus interest on the aggregate unpaid principal amount of such Term B Loan, at the rates and in accordance with the terms of the Loan and Security Agreement dated January 6, 2017 by and among Borrower, Lender, Oxford Finance LLC, as Collateral Agent, and the other Lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). If not sooner paid, the entire principal amount and all accrued and unpaid interest hereunder shall be due and payable on the Term Loan Maturity Date as set forth in the Loan Agreement. Any capitalized term not otherwise defined herein shall have the meaning attributed to such term in the Loan Agreement.
Principal, interest and all other amounts due with respect to the Term B Loan, are payable in lawful money of the United States of America to Lender as set forth in the Loan Agreement and this Amended and Restated Secured Promissory Note (this “Note”). The principal amount of this Note and the interest rate applicable thereto, and all payments made with respect thereto, shall be recorded by Lender and, prior to any transfer hereof, endorsed on the grid attached hereto which is part of this Note.
The Loan Agreement, among other things, (a) provides for the making of a secured Term B Loan by Lender to Borrower, and (b) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.
This Note may not be prepaid except as set forth in Section 2.1.2(c) and Section 2.1.2(d) of the Loan Agreement.
This Note and the obligation of Borrower to repay the unpaid principal amount of the Term B Loan, interest on the Term B Loan and all other amounts due Lender under the Loan Agreement is secured under the Loan Agreement.
Presentment for payment, demand, notice of protest and all other demands and notices of any kind in connection with the execution, delivery, performance and enforcement of this Note are hereby waived.
Borrower shall pay all reasonable fees and expenses, including, without limitation, reasonable attorneys’ fees and costs, incurred by Lender in the enforcement or attempt to enforce any of Borrower’s obligations hereunder not performed when due.
This Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York.
The ownership of an interest in this Note shall be registered on a record of ownership maintained by Lender or its agent. Notwithstanding anything else in this Note to the contrary, the right to the principal of, and stated interest on, this Note may be transferred only if the transfer is registered on such record of ownership and the transferee is identified as the owner of an interest in the obligation. Borrower shall be entitled to treat the registered holder of this Note (as recorded on such record of ownership) as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Note on the part of any other person or entity.
This Note is intended to and does completely amend and restate, without novation, that certain Secured Promissory Note in the original principal amount of THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000.00) issued on June 30, 2017 by Existing Borrower in favor of Lender.
[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed by one of its officers thereunto duly authorized on the date hereof.

BORROWER:

CONFORMIS, INC.

By
Name:
Title:

IMATX, INC.

By
Name:
Title:

CONFORMIS CARES LLC

By
Name:
Title:

LOAN INTEREST RATE AND PAYMENTS OF PRINCIPAL

Date	Principal Amount	Interest Rate	Scheduled Payment Amount	Notation By

EXHIBIT C

Compliance Certificate

TO:	OXFORD FINANCE LLC, as Collateral Agent and Lender
FROM:	CONFORMIS, INC., for itself, and on behalf of all Borrowers
The undersigned authorized officer (“Officer”) of CONFORMIS, INC. (“Borrower”), hereby certifies, on behalf of all Borrowers, that in accordance with the terms and conditions of the Loan and Security Agreement by and among Borrower, Collateral Agent, and the Lenders from time to time party thereto (the “Loan Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement),
(a)    Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below;
(b)    There are no Events of Default, except as noted below;
(c)    Except as noted below, all representations and warranties of Borrower stated in the Loan Documents are true and correct in all material respects on this date and for the period described in (a), above; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date.
(d)    Borrower, and each of Borrower’s Subsidiaries, has timely filed all required tax returns and reports, Borrower, and each of Borrower’s Subsidiaries, has timely paid all foreign, federal, state, and material local taxes, assessments, deposits and contributions owed by Borrower, or Subsidiary, except as otherwise permitted pursuant to the terms of Section 5.9 of the Loan Agreement;
(e)    No Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Collateral Agent and the Lenders.
Attached are the required documents, if any, supporting our certification(s). The Officer, on behalf of Borrower, further certifies that the attached financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year‑end audit adjustments as to the interim financial statements.
Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column.

	Reporting Covenant	Requirement	Actual	Complies
1)	Financial statements	Quarterly within 45 days		Yes	No	N/A
2)	Annual (CPA Audited) statements	Within 120 days after FYE		Yes	No	N/A
3)	Annual Financial Projections/Budget (prepared on a monthly basis)	Annually (no later than 3/31 of each calendar year (with any material changes within 10 days of Board approval)), and when revised		Yes	No	N/A
4)	Monthly Revenue report	Monthly within 30 days		Yes	Non	N/A
5)	8‑K, 10‑K and 10‑Q Filings	If applicable, within 5 days of filing		Yes	No	N/A
6)	Compliance Certificate	Quarterly within 45 days		Yes	No	N/A
7)	IP Report of any new copyrights, trademarks and patents	To accompany Compliance Certificate		Yes	No	N/A
8)	Total amount of Borrower’s cash and cash equivalents at the last day of the measurement period		$________	Yes	No	N/A
9)	Total amount of Borrower’s Subsidiaries’ cash and cash equivalents at the last day of the measurement period		$________	Yes	No	N/A

Deposit and Securities Accounts
(Please list all accounts; attach separate sheet if additional space needed)

	Institution Name	Account Number	New Account?		Account Control Agreement in place?
1)			Yes	No	Yes	No
2)			Yes	No	Yes	No
3)			Yes	No	Yes	No
4)			Yes	No	Yes	No

Financial Covenants

	Covenant	Requirement	Actual	Compliance
1)	Minimum Product Revenue (trailing six months)	See Section 6.8(a)	$	Yes	No
2)	Minimum cash	$10,000,000.00 in Deposit Accounts subject to Control Agreements	$	Yes	No

Other Matters

1)	Have there been any changes in a Key Person since the last Compliance Certificate?	Yes	No

2)	Have there been any transfers/sales/disposals/retirement of Collateral or IP prohibited by the Loan Agreement?	Yes	No

3)
Have there been any new pending or, to the knowledge of the Responsible Officer’s, threatened in writing, or has Borrower received notice of any new governmental investigations pending or threatened, by or against Borrower or any of its Subsidiaries, involving more than Five Hundred Thousand Dollars ($500,000.00)?
		Yes	No

4)
Have there been any amendments or other changes to the Operating Documents of Borrower or any of its Subsidiaries? If yes, provide copies of any such amendments or changes with this Compliance Certificate if requested by Collateral Agent or any Lender.
		Yes	No

Exceptions

Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.” Attach separate sheet if additional space needed.)

CONFORMIS, INC., on behalf of itself and all Borrowers

By:
Name:
Title:

Date:

LENDER USE ONLY

Received by:	Date:

Verified by:	Date:

Compliance Status: Yes No

CORPORATE BORROWING CERTIFICATE

BORROWER:	CONFORMIS, INC.	DATE: July 31, 2018
Lender:	OXFORD FINANCE LLC, as Collateral Agent and Lender

I hereby certify as follows, as of the date set forth above:
1.    I am the Secretary, Assistant Secretary or other officer of Borrower. My title is as set forth below.
2.    Borrower’s exact legal name is set forth above. Borrower is a corporation existing under the laws of the State of Delaware.
3.    Attached hereto as Exhibit A and Exhibit B, respectively, are true, correct and complete copies of (i) Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above; and (ii) Borrower’s Bylaws. Neither such Certificate of Incorporation nor such Bylaws have been amended, annulled, rescinded, revoked or supplemented, and such Certificate of Incorporation and such Bylaws remain in full force and effect as of the date hereof.
4.    The resolutions attached hereto as Exhibit C were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, have been filed in minutes of the proceedings of the Board of Directors, and the Lenders may rely on them until each Lender receives written notice of revocation from Borrower.

[Balance of Page Intentionally Left Blank]

RESOLVED, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories
Mark Augusti	Chief Executive Officer and President	____________________________	□
Paul Weiner	Chief Financial Officer	____________________________
Patricia A. Davis	Chief Legal Officer, General Counsel and Corporate Secretary	____________________________	□
□

[Balance of Page Intentionally Left Blank]

5.    The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:
Name: Patricia A. Davis
Title: Chief Legal Officer, General Counsel and Corporate Secretary

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.
I, the Chief Financial Officer of Borrower, hereby certify as to paragraphs 1 through 5 above, as of the date set forth above.

By:
Name: Paul Weiner
Title: Chief Financial Officer

EXHIBIT A

Certificate of Incorporation (including amendments)
[see attached]
EXHIBIT B

Bylaws
[see attached]

EXHIBIT C

Resolutions
[see attached]

CORPORATE BORROWING CERTIFICATE

BORROWER:	IMATX, INC.	DATE: July 31, 2018
Lender:	OXFORD FINANCE LLC, as Collateral Agent and Lender

I hereby certify as follows, as of the date set forth above:
1.    I am the Secretary, Assistant Secretary or other officer of Borrower. My title is as set forth below.
2.    Borrower’s exact legal name is set forth above. Borrower is a corporation existing under the laws of the State of California.
3.    Attached hereto as Exhibit A and Exhibit B, respectively, are true, correct and complete copies of (i) Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above; and (ii) Borrower’s Bylaws. Neither such Certificate of Incorporation nor such Bylaws have been amended, annulled, rescinded, revoked or supplemented, and such Certificate of Incorporation and such Bylaws remain in full force and effect as of the date hereof.
4.    The resolutions attached hereto as Exhibit C were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, have been filed in minutes of the proceedings of the Board of Directors, and the Lenders may rely on them until each Lender receives written notice of revocation from Borrower.

[Balance of Page Intentionally Left Blank]

RESOLVED, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories
Mark Augusti	Chief Executive Officer and President	____________________________	□
Paul Weiner	Chief Financial Officer	____________________________
□

[Balance of Page Intentionally Left Blank]

5.    The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:
Name: Mark Augusti
Title: President and Chief Executive Officer

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.
I, the Chief Financial Officer of Borrower, hereby certify as to paragraphs 1 through 5 above, as of the date set forth above.

By:
Name: Paul Weiner
Title: Chief Financial Officer

EXHIBIT A

Certificate of Incorporation (including amendments)
[see attached]

EXHIBIT B

Bylaws
[see attached]
EXHIBIT C

Resolutions
[see attached]
CORPORATE BORROWING CERTIFICATE

BORROWER:	CONFORMIS CARES LLC	DATE: July 31, 2018
Lender:	OXFORD FINANCE LLC, as Collateral Agent and Lender

I hereby certify as follows, as of the date set forth above:
1.    I am the Secretary, Assistant Secretary or other officer of Borrower. My title is as set forth below.
2.    Borrower’s exact legal name is set forth above. Borrower is a limited liability company existing under the laws of the State of Delaware.
3.    Attached hereto as Exhibit A and Exhibit B, respectively, are true, correct and complete copies of (i) Borrower’s Certificate of Formation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above; and (ii) Borrower’s operating agreement. Neither such Certificate of Formation nor such operating agreement have been amended, annulled, rescinded, revoked or supplemented, and such Certificate of Formation and such operating agreement remain in full force and effect as of the date hereof.
4.    The resolutions attached hereto as Exhibit C were duly and validly adopted by Borrower’s Board of Managers at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized company action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, have been filed in minutes of the proceedings of the Board of Managers, and the Lenders may rely on them until each Lender receives written notice of revocation from Borrower.

[Balance of Page Intentionally Left Blank]

RESOLVED, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories
Mark Augusti	Chief Executive Officer and President	____________________________	□
Paul Weiner	Chief Financial Officer	____________________________	□
Patricia A. Davis	Secretary	____________________________	□

[Balance of Page Intentionally Left Blank]

5.    The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:
Name: Patricia A. Davis
Title: Secretary

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.
I, the Chief Financial Officer of Borrower, hereby certify as to paragraphs 1 through 5 above, as of the date set forth above.

By:
Name: Paul Weiner
Title: Chief Financial Officer

EXHIBIT A

Certificate of Formation (including amendments)
[see attached]
EXHIBIT B

Operating Agreement
[see attached]

EXHIBIT C

Resolutions
[see attached]

WEST\282289932.8